Exhibit 10.1
THIRD AMENDMENT AGREEMENT
This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 22nd day of October, 2020 among:
    (a)    DMC GLOBAL INC., a Delaware corporation (“DMC Global”);

    (b)    each Domestic Subsidiary Borrower, as defined in the Credit Agreement, as hereinafter defined (each such Domestic Subsidiary Borrower, together with DMC Global, collectively, the “US Borrowers” and, individually, each a “US Borrower”);

    (c)    each Foreign Borrower, as defined in the Credit Agreement (each such Foreign Borrower, together with each US Borrower, collectively, the “Borrowers” and, individually, each a “Borrower”);

(d)    the Lenders, as defined in the Credit Agreement; and

    (e)    KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

    WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of March 8, 2018 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

    WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

    WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

    WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1.    Amendment to Mandatory Prepayment Provisions. Section 2.12(e) of the Credit Agreement is hereby amended to delete subpart (iv) therefrom and insert in place thereof the following:

    (iv)    Additional Equity. Within thirty (30) days after DMC Global’s receipt of net cash proceeds in respect of any equity offering (other than (A) the offering or exercise of stock options or other equity awards pursuant to management incentive plans, (B) an equity offering to finance, or the use of stock to pay all or part of the purchase price for, an Acquisition permitted under Section 5.13 hereof, or (C) net cash proceeds received from at-the-market equity offerings in an aggregate amount of up to Seventy-Five Million Dollars ($75,000,000)) by DMC Global, the Borrowers shall make a Mandatory Prepayment in an amount equal to one hundred percent (100%) of the net cash proceeds of such equity offering.

    2.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrowers shall:

(a)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b)    pay all legal fees expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

    3.    Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to Borrowers or result in a breach of any provision of or constitute a default under any Material Agreement binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other Laws affecting creditors’ rights and remedies generally and to the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding at Law or in equity).

    4.    Waiver and Release. The Borrowers, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims arising on or prior to the date hereof in connection with the Loan Documents or the transactions contemplated thereby, such waiver and release being with full knowledge and
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understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

    5.     References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement and each other Loan Document are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

    6.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

    7.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

    8.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    9.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

DMC GLOBAL INC.
By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer

DMC KOREA, INC.
By:	/s/ Michelle Shepston
Michelle Shepston
Secretary

DYNAENERGETICS US, INC.
By:	/s/ Michelle Shepston
Michelle Shepston
Vice President

Signature Page to
Third Amendment Agreement

NOBELCLAD EUROPE GMBH (f/k/a/ DynaEnergetics Holding GmbH)
By:	/s/ Ian Grieves
Ian Grieves
Managing Director

Signature Page to
Third Amendment Agreement

DYNAENERGETICS EUROPE GMBH (f/k/a DynaEnergetics Beteiligungs- GmbH)
By:	/s/ Ian Grieves
Ian Grieves
Managing Director

Signature Page to
Third Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender
By:	/s/ Suzannah Valdivia
Suzannah Valdivia
Senior Vice President

Signature Page to
Third Amendment Agreement

BOKF, NA DBA BOK FINANCIAL (F/K/A COLORADO STATE BANK AND TRUST)
By:	/s/ Matthew J. Mason
Matthew J. Mason
SVP
Signature Page to
Third Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Courtney A. Boltz
Courtney A. Boltz
Vice President

Signature Page to
Third Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

    The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of October 22, 2020 (the “Amendment”). The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned in connection with the Credit Agreement (as defined in the Amendment) is hereby ratified and shall remain in full force and effect and be unaffected hereby.

    The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims in connection with the Loan Documents or the transactions contemplated thereby, of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware as of the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

    JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

	DYNAENERGETICS CANADA INC.		DYNAMIC MATERIALS CORPORATION (HK) LIMITED
By:	/s/ Michael Kuta	By:	/s/ Michael Kuta
	Michael Kuta		Michael Kuta
	Director		Director

	Dynamic Materials Corporation (Shanghai) Trading Co. LTD.		NobelClad Europe SAS
By:	/s/ Michael Kuta	By:	/s/ Michael Kuta
	Michael Kuta		DMC Global Inc., as President of Nobelclad Europe SAS,
	Director		by its legal representative Michael Kuta

NobelClad Europe Holding GmbH
		By:	/s/ Antoine Nobili
Antoine Nobili
Managing Director

Guarantor Acknowledgment and Agreement